UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08765
______________________________________________

Managed High Yield Plus Fund Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2009

Item 1. Reports to Stockholders.

Managed High Yield Plus
Fund Inc.
Annual Report
May 31, 2009

Managed High Yield Plus Fund Inc.

July 15, 2009

Dear shareholder,
We present you with the annual report for Managed High Yield Plus Fund Inc. (the “Fund”) for the 12 months ended May 31, 2009.

Performance
 Over the 12-month period, the Fund declined 45.30% on a net asset value basis and declined 49.17% on a market price basis. Over the same period, the median returns for the Fund’s peer group, the Lipper High Current Yield Funds (Leveraged), declined 23.63% and 19.31% on a net asset value and market price basis, respectively. The Fund’s benchmark, the Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), declined 8.24% during that time. While the Fund and its peer group employed leverage during the period, the Index did not. (For more performance information, please refer to “Performance at a glance” on page 8.)

Although the high yield market performed extremely well during the last five months of the reporting period, it was not enough to overcome its earlier weakness. As a result, the Index, as well as the Fund, posted a negative return during the 12-month reporting period.

Several factors contributed to the Fund’s significant underperformance versus the benchmark. First, the Fund’s overweight to lower-quality securities was not rewarded. Although these securities generated superior results versus their higher-quality counterparts toward the conclusion of the reporting period, it was not enough to offset the severe decline experienced during the peak of the turmoil in the financial markets in the fall of 2008.

In addition, the Fund’s use of leverage magnified the impact of its negative performance. The Fund’s primary investment goal is to generate high income. As such, we felt that employing leverage was appropriate as we sought to meet this goal. The use of leverage—which magnifies returns on the upside as well as the downside—did help the Fund to generate an attractive yield for its shareholders. However, the Fund suffered greater principal loss than
Managed High Yield Plus
Fund Inc.

Investment goals:
Primarily, high income;
secondarily, capital
appreciation

Portfolio Manager:
Shu-Yang Tan, CFA
UBS Global Asset
Management (Americas) Inc.

Commencement:
June 26, 1998

NYSE symbol:
HYF

Dividend payments:
Monthly

Managed High Yield Plus Fund Inc.

many of its peers did during those periods when the high yield market declined as a result of its more aggressive yield positioning.

As noted in our last report to you, the portfolio manager for the Fund changed on October 17, 2008. The new portfolio manager, Shu-Yang Tan, reduced the amount of leverage employed by the Fund to 20.6% of its total assets as of May 31, 2009. In contrast, the Fund’s leverage was 31.4% of its total assets when the reporting period began back on June 1, 2008. This reduction was in response to a challenging period in the high yield market, and a re-evaluation of the use of leverage in light of changed market circumstances.

At times during the reporting period, the Fund traded at both a discount and a premium to its net asset value (“NAV”) per share.(1) When the reporting period began, the Fund traded at a relatively modest discount. The level of the discount moved sharply higher following the bankruptcy of Lehman Brothers in September 2008, as investor risk aversion dramatically increased. As 2009 began and the financial markets showed some signs of stabilizing, investor demand for higher-yielding securities rose somewhat. This helped the Fund to start trading at a premium to its NAV in early 2009. However, at the end of the reporting period, the Fund was again trading at a discount to its NAV.

An interview with Portfolio Manager Shu-Yang Tan
Q.	How would you describe the economic environment during the reporting period?
A.	Looking back, the economy, as measured by US gross domestic product (“GDP”), expanded 2.8% during the second quarter of 2008. However, the bursting of the housing bubble, a severe credit crunch, falling business spending and consumer consumption and surging unemployment caused the US economy to weaken significantly during the second half of the year.

GDP declined 0.5% in the third quarter of 2008, and 6.3% the following quarter—the latter being the worst quarterly reading since 1982.

(1)	A fund trades at a premium when the market price at which its shares trade is more than its NAV per share. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Managed High Yield Plus Fund Inc.

The economy remained weak to start 2009, as the estimate for first quarter GDP was a decline of 5.5%.

Q.	How did the Federal Reserve Board (the “Fed”) and US Treasury Department react to the challenging economic and market environment?
A.	Both the Fed and US Treasury Department were extremely active given the turmoil in the financial markets. In addition to adding billions of dollars into the financial system, the Fed and the Treasury were involved in addressing problems at several major financial institutions. This included placing Freddie Mac and Fannie Mae into conservatorship, and taking an active role in the purchase of Merrill Lynch by Bank of America. The Treasury also oversaw the $700 billion Troubled Asset Relief Program (TARP), which was introduced during the reporting period. More recently, the Treasury introduced the Public-Private Partnership Investment Program (PPIP), which aims to facilitate the purchase of $40 billion of toxic mortgage assets from bank balance sheets.

In further support of the economy, the Fed reduced the federal funds rate on several occasions during the reporting period. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) Prior to the beginning of the reporting period, at its April 2008 meeting, the Fed cut the rate by 25 basis points (that is, 0.25%), bringing it from 2.25% down to 2.00%. It then held the rate steady until September 2008, citing inflationary pressures on the back of soaring oil and food prices.

However, with the global financial crisis rapidly escalating and oil prices falling sharply, the Fed again moved into action in October 2008. It first lowered the rate on October 8, 2008 in a coordinated interest rate cut with other central banks from around the world. This was followed by another rate reduction at the Fed’s regularly scheduled meeting on October 29, 2008. Together, these moves brought the federal funds rate to 1.00%. Then, at its December 16, 2008 meeting, the Fed aggressively cut the rate to a range of 0.00% to 0.25%—a record low. This rate was subsequently maintained at the Fed meetings that took place in January, March and April 2009.

Q.	How did the high yield market perform during the reporting period?
A.	After holding steady during most of the first four months of the reporting period, high yield bonds, as measured by the Index, fell sharply from September through November 2008. While there were no shortage of

Managed High Yield Plus Fund Inc.

factors contributing to the decline, the fallout from the Lehman Brothers bankruptcy in September 2008 set off a chain of events that affected the financial markets for several months. This included frozen credit markets, forced selling by highly leveraged investors, extreme illiquidity and a massive flight to quality.

During this period, investors flocked to the safety of short-term Treasury securities and sold assets they considered to be risky. During September, October and November of 2008, the Index declined 7.68%, 16.09% and 7.99%, respectively. Not since 2002 has the Index seen a decline of this magnitude.

However, the Index posted positive returns during four of the last five months of the Fund’s reporting period. This reversal of fortune was the result of optimism that the US government’s stimulus program would be successful, as well as signs that the economy’s contraction was moderating as investors’ appetite for risk increased somewhat. From December 2008 though May 2009, the Index gained 25.65%, but it was not enough to overcome the high yield market’s weakness during the fall of 2008.

Q.	How did you position the Fund’s portfolio during the reporting period, and how did this affect performance?
A.	• In terms of credit, the Fund was more aggressively positioned than its benchmark. Historically, the Fund has been positioned this way as it seeks to meet its primary goal, which is generating high income, with capital appreciation as a secondary goal.

The Fund held an overweight exposure versus the Index to CCC-rated bonds (or the equivalent) and an underweight to BB-rated bonds, which detracted from results.(2) While CCC-rated bonds produced superior results toward the end of the reporting period, for the 12-month period as a whole, these bonds declined 18.4%, while BB-rated bonds declined 2.6% as measured by the Index. (Lower-rated bonds generally offer higher yields to compensate investors for the additional risk they entail.) In addition, the Fund’s use of leverage was also a negative contributor to performance during the reporting period as it magnified the impact of the losses.

During the fourth quarter of 2008, the Fund renegotiated the continuance of its line of credit that provides the Fund with leverage.

(2)	Ratings by Standard and Poor’s, Inc., (“S&P”), a division of the McGraw-Hill Companies, Inc.

Managed High Yield Plus Fund Inc.

The terms of the continuance curtail the Fund’s ability to invest in lower-rated debt, and increase the cost of such leverage. However, we believe that such increased costs are in line with those experienced by many of the Fund’s peers and are manageable. We continue to carefully monitor the degree of the Fund’s use of leverage.

•	The Fund’s duration—which measures its sensitivity to changing interest rates—was lower than that of its benchmark during the reporting period. This helped to moderate the Fund’s level of risk somewhat, as did a reduction in the Fund’s exposure to B-rated bonds in favor of bonds rated BB and above.

•	From a sector perspective, the Fund’s aggressive positioning had a negative impact on overall performance. However, the high yield market’s rally, which began in December 2008, helped to partially offset underperformance from earlier in the reporting period.

• An overweight to the telecommunications sector helped performance, as this sector gained 7.1% during the reporting period. Within the sector, we held both wireline and wireless securities. While wireline providers are slowly losing market share, they are managing their businesses accordingly, with relatively modest capital expenses. This has helped them to generate attractive cash flows. In contrast, wireless companies are gaining market share and are investing for future growth. Despite their higher capital expenditures, these securities also performed well during the reporting period.

• On the other hand, overweight positions in the gaming, printing/ publishing and food sectors hurt performance. The gaming sector was impacted by concerns that the recession would negatively impact its results. While the sector performed strongly during the last three months of the reporting period—gaining more than 65%—it fell 17.7% over the reporting period. The printing/publishing sector performed poorly, given the shift away from print-based products, and we have reduced our exposure to the sector as a whole. However, the Fund’s exposure in this area is focused on niche companies that print professional journals, an area which we believe will be less affected by the movement to online publishing than the rest of the sector. While the food sector is generally viewed as a defensive area during times of economic weakness, the Fund’s holdings were hurt given issuers’ relatively high degree of leverage.

Managed High Yield Plus Fund Inc.

Q.	What is your outlook for the economy and the high yield market?
A.	There are tentative signs that the US economy is close to reaching a bottom—among them a slowdown in the decline of asset prices. However, we expect that the eventual recovery will be muted given high unemployment rates and the continued slump in the US residential real estate market.

While this year’s rally is a welcome change given last year’s weakness, we believe it may be a bit “too much, too fast.” In the face of continued economic challenges and potential for rising high yield defaults, the Index gained more than 22% during the three-month period ended May 31, 2009. As a result, we believe that some retrenchment would not be unexpected. Over the longer term, however, our outlook for the long-term prospects of the high yield market is positive.

In recent months, we have moved to further diversify the Fund in an attempt to temper its risk exposure. In addition, we have made efforts to position the portfolio in larger, more liquid issues. Looking ahead, we will continue to closely evaluate incoming economic data and actively manage the Fund’s portfolio in an attempt to generate high income for our shareholders, with a secondary objective of seeking capital appreciation.

Managed High Yield Plus Fund Inc.

We thank you for your continued support, and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Managed High Yield Plus Fund Inc.
Head—Americas
UBS Global Asset Management (Americas) Inc.

Shu-Yang Tan
Portfolio Manager
Managed High Yield Plus Fund Inc.
Executive Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended May 31, 2009. The views and opinions in the letter were current as of July 15, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Managed High Yield Plus Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 05/31/09

Net asset value returns	1 year	5 years	10 years

Managed High Yield Plus Fund Inc.	(45.30)%	(8.59)%	(6.03)%

Lipper High Current Yield Funds (Leveraged) median	(23.63)	0.31	1.70

Market price returns

Managed High Yield Plus Fund Inc.	(49.17)%	(11.81)%	(7.00)%

Lipper High Current Yield Funds (Leveraged) median	(19.31)	1.35	1.71

Index returns

Merrill Lynch US High Yield Cash Pay Constrained Index(1)	(8.24)%	3.76%	4.51%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(1)	The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing non-investment grade US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)(1)

Characteristics	05/31/09			11/30/08			05/31/08

Net assets (mm)	$103.9			$95.7			$225.9

Weighted average maturity	6.3	yrs		6.0	yrs		5.9	yrs

Leverage(2)	20.6%			31.9%			31.4%

Portfolio composition(3)	05/31/09			11/30/08			05/31/08

Corporate bonds	98.5%			97.0%			92.7%

Warrants	0.0	(4)		0.0	(4)		0.2

Stocks and other equity securities	0.6			0.3			0.0	(4)

Cash equivalents	0.9			2.7			7.1

Total	100.0%			100.0%			100.0%

Credit quality(3)	05/31/09			11/30/08			05/31/08

BB & higher	18.7%			12.5%			9.2%

B	55.4			68.6			61.1

CCC & lower	21.6			15.6			19.4

Not rated	2.8			0.3			3.0

Equity/preferred	0.6			0.3			0.2

Cash equivalents	0.9			2.7			7.1

Total	100.0%			100.0%			100.0%

Top 5 bond holdings(3)	05/31/09			11/30/08			05/31/08

Cellu Tissue Holdings	3.9%		Xerox Capital Trust	3.3%		Residential Capital LLC	2.4%

Coleman Cable	2.9		Sheridan Acquisition	3.2		Ford Motor Credit	2.1

Sungard Data Systems	2.8		Cellu Tissue Holdings	3.0		Sungard Data Systems	2.0

Jacobs Entertainment	2.8		Harland Clarke	2.5		Harland Clarke	2.0

Sheridan Acquisition	2.8		CPG International	2.5		Xerox Capital Trust	1.8

Total	15.2%			14.5%			10.3%

Top five sectors(3)	05/31/09			11/30/08			05/31/08

Gaming	12.9%		Gaming	15.3%		Paper/forest products	8.6%

Paper/forest products	10.4		Paper/forest products	9.8		Building materials	7.9

Building materials	8.1		Building materials	8.3		Gaming	7.1

			Business services/			Media-broadcast/
Media-non cable	6.5		office equipment	5.9		outdoor	4.9

Health care	5.0		Media-publishing	4.6		Media-publishing	4.7

Total	42.9%			43.9%			33.2%

(1)	The Fund’s portfolio is actively managed and its composition will vary over time.
(2)	As a percentage of total assets.
(3)	Weightings represent percentages of total investments as of the dates indicated. Credit quality ratings shown are designated by Standard & Poor’s Ratings Group, an independent ratings agency.
(4)	Weighting represents less than 0.05% of total investments as of the date indicated.

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2009

	Face
Security description	amount	Value

Corporate bonds—120.96%

Agriculture—2.66%
Southern States Cooperative, Inc.
10.500%, due 11/01/10(1),(2)	$3,000,000	$2,760,000

Automotive parts—4.80%
Goodyear Tire & Rubber
9.000%, due 07/01/15(2)	1,300,000	1,241,500

10.500%, due 05/15/16(2)	285,000	283,575

Stanadyne Corp.
10.000%, due 08/15/14(2)	4,000,000	3,290,000

Tenneco, Inc., Series B
10.250%, due 07/15/13(2)	188,000	173,900

		4,988,975

Banking-non-US—0.37%
Lloyds Banking Group PLC
6.267%, due 11/14/16(1),(3),(4)	500,000	192,500

Royal Bank of Scotland Group PLC
7.640%, due 09/29/17(2),(3),(4)	500,000	188,150

		380,650

Banking-US—0.92%
BankAmerica Capital II
8.000%, due 12/15/26(2)	280,000	215,528

Citigroup Capital XXI
8.300%, due 12/21/57(2),(5)	590,000	525,289

NB Capital Trust II
7.830%, due 12/15/26(2)	300,000	217,422

		958,239

Building materials—9.92%
CPG International, Inc.
10.500%, due 07/01/13(2)	3,000,000	1,575,000

Coleman Cable, Inc.
9.875%, due 10/01/12(2)	4,850,000	3,698,125

Hanson Australia Funding
5.250%, due 03/15/13(2)	325,000	225,485

Interface, Inc.
10.375%, due 02/01/10	2,075,000	2,168,583

Ply Gem Industries
11.750%, due 06/15/13(2)	2,840,000	1,817,600

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2009

	Face
Security description	amount	Value

Corporate bonds—(continued)

Building materials—(concluded)
US Concrete, Inc.
8.375%, due 04/01/14(2)	$1,337,000	$828,940

		10,313,733

Business services/office equipment—2.37%
Harland Clarke Holdings
9.500%, due 05/15/15(2)	2,250,000	1,676,250

West Corp.
11.000%, due 10/15/16(2)	500,000	425,000

Xerox Capital Trust I
8.000%, due 02/01/27(2)	465,000	360,375

		2,461,625

Consumer products-durables—1.72%
Da-Lite Screen Co., Inc.
9.500%, due 05/15/11(2)	2,075,000	1,784,500

Consumer products-non durables—1.66%
Sealy Mattress Co.
10.875%, due 04/15/16(1)	500,000	512,500

Yankee Acquisition Corp., Series B
8.500%, due 02/15/15(2)	1,600,000	1,208,000

		1,720,500

Consumer services—5.77%
Hertz Corp.
10.500%, due 01/01/16(2)	4,000,000	3,480,000

Sunstate Equipment Co.
10.500%, due 04/01/13(1),(2)	3,500,000	2,520,000

		6,000,000

Diversified capital goods manufacturing—0.35%
Ahern Rentals, Inc.
9.250%, due 08/15/13(2)	1,000,000	360,000

Electric-generation—4.28%
Edison Mission Energy
7.000%, due 05/15/17(2)	500,000	362,500

7.625%, due 05/15/27(2)	1,500,000	916,875

Mirant Americas Generation LLC
9.125%, due 05/01/31(2)	4,100,000	3,167,250

		4,446,625

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2009

	Face
Security description	amount	Value

Corporate bonds—(continued)

Electric-integrated—1.71%
Texas Competitive Electric Holdings Co. LLC, Series A
10.250%, due 11/01/15(2)	$3,000,000	$1,777,500

Electronics—1.99%
Sanmina-SCI Corp.
8.125%, due 03/01/16(2)	3,700,000	2,072,000

Energy-independent—1.46%
Encore Acquisition Co.
9.500%, due 05/01/16(2)	500,000	485,000

PetroHawk Energy Corp.
7.875%, due 06/01/15(2)	230,000	213,325

10.500%, due 08/01/14(1),(2)	450,000	461,250

Whiting Petroleum Corp.
7.000%, due 02/01/14(2)	400,000	358,000

		1,517,575

Energy-oilfield services—1.23%
Key Energy Services, Inc.
8.375%, due 12/01/14(2)	1,450,000	1,276,000

Entertainment—0.58%
WMG Acquisition Corp.
9.500%, due 06/15/16(1)	600,000	599,250

Finance-captive automotive—1.66%
Ford Motor Credit Co. LLC
7.250%, due 10/25/11(2)	2,000,000	1,725,938

Finance-noncaptive consumer—0.66%
CIT Group, Inc.
5.400%, due 02/13/12(2)	325,000	242,769

5.400%, due 03/07/13(2)	150,000	104,037

5.400%, due 01/30/16(2)	200,000	131,729

12.000%, due 12/18/18(1),(2)	75,000	41,181

CIT Group, Inc., MTN
4.750%, due 12/15/10(2)	200,000	170,149

		689,865

Finance-noncaptive diversified—3.81%
GMAC LLC
6.750%, due 12/01/14(1),(2)	450,000	375,750

7.250%, due 03/02/11(2)	2,000,000	1,785,370

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2009

	Face
Security description	amount	Value

Corporate bonds—(continued)

Finance-noncaptive diversified—(concluded)
GMAC LLC
8.000%, due 11/01/31(1),(2)	$2,400,000	$1,800,000

		3,961,120

Food—0.21%
Land O’Lakes Capital Trust I
7.450%, due 03/15/28(1),(2)	300,000	223,500

Gaming—15.80%
Circus & Eldorado Joint Venture
10.125%, due 03/01/12(2)	1,500,000	1,186,875

FireKeepers Development Authority
13.875%, due 05/01/15(1),(2)	1,975,000	1,777,500

Harrah’s Operating Co., Inc.
10.750%, due 02/01/16(2)	2,000,000	1,080,000

Harrah’s Operating Escrow
11.250%, due 06/01/17(1)	1,000,000	970,000

Jacobs Entertainment, Inc.
9.750%, due 06/15/14(2)	4,750,000	3,562,500

Little Traverse Bay Bands of Odawa Indians
10.250%, due 02/15/14(1),(2)	3,000,000	1,297,500

MGM Mirage, Inc.
11.125%, due 11/15/17(1),(2)	500,000	523,750

13.000%, due 11/15/13(1),(2)	1,075,000	1,174,437

Pokagon Gaming Authority
10.375%, due 06/15/14(1),(2)	2,983,000	2,878,595

River Rock Entertainment Authority
9.750%, due 11/01/11(2)	2,700,000	1,971,000

		16,422,157

Gas distributor—1.14%
Ferrellgas L.P./Finance
6.750%, due 05/01/14(2)	1,000,000	910,000

Inergy LP/Inergy Finance
8.750%, due 03/01/15(1),(2)	275,000	272,250

		1,182,250

Gas pipelines—0.59%
Atlas Pipeline Partner/Finance
8.125%, due 12/15/15(2)	1,000,000	615,000

13

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2009

	Face
Security description	amount	Value

Corporate bonds—(continued)

Health care—6.11%
Apria Healthcare Group I
11.250%, due 11/01/14(1)	$500,000	$486,250

Axcan Intermediate Holdings, Inc.
12.750%, due 03/01/16(2)	1,950,000	1,925,625

Community Health Systems
8.875%, due 07/15/15(2)	1,575,000	1,557,281

HCA, Inc.
9.125%, due 11/15/14(2)	2,000,000	1,965,000

Vanguard Health Holding II
9.000%, due 10/01/14(2)	425,000	416,500

		6,350,656

Industrial-other—2.70%
Mobile Services/Storage Group
9.750%, due 08/01/14(2)	3,000,000	2,797,500

Insurance-life—0.33%
Hartford Financial Services Group
8.125%, due 06/15/38(2),(5)	500,000	338,280

Insurance-multiline—0.66%
Genworth Financial, Inc.
6.150%, due 11/15/66(2),(5)	1,150,000	347,380

Glen Meadow Pass Through Trust
6.505%, due 02/12/67(1),(2),(5)	250,000	123,573

MetLife Capital Trust X
9.250%, due 04/08/38(1),(2),(5)	250,000	212,500

		683,453

Leisure—1.60%
Royal Caribbean Cruises Ltd.
6.875%, due 12/01/13(2)	1,000,000	830,000

7.000%, due 06/15/13(2)	1,000,000	832,500

		1,662,500

Lodging—0.21%
Host Hotels & Resorts LP
9.000%, due 05/15/17(1),(2)	235,000	220,900

Media-cable—0.05%
CSC Holdings Inc.
8.500%, due 04/15/14(1),(2)	50,000	49,750

14

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2009

	Face
Security description	amount	Value

Corporate bonds—(continued)

Media-non cable—7.95%
Affinion Group, Inc.
10.125%, due 10/15/13(2)	$1,000,000	$940,000

Baker & Taylor, Inc.
11.500%, due 07/01/13(1),(2)	4,500,000	1,130,625

LIN Television Corp.
6.500%, due 05/15/13(2)	1,545,000	1,069,913

Series B, 6.500%, due 05/15/13(2)	1,000,000	662,500

Nielsen Finance LLC
11.625%, due 02/01/14(1),(2)	125,000	123,750

Sheridan Acquisition Corp.
10.250%, due 08/15/11(2)	5,500,000	3,520,000

Sinclair Television Group
8.000%, due 03/15/12(2)	1,250,000	815,625

		8,262,413

Media-publishing—1.01%
American Media Operations
9.000%, due 05/01/13(6),(7),(8)	224,876	111,313

14.000%, due 11/01/13(6),(7),(8)	2,347,716	927,348

Hollinger, Inc.
12.875%, due 03/01/11(6),(8),(9),(10)*	975,000	0

Vertis, Inc.
13.500%, due 04/01/14(6),(7)	2,226,116	10,908

		1,049,569

Metals & mining—2.09%
Ryerson, Inc.
12.000%, due 11/01/15(2)	1,000,000	675,000

Teck Resources Ltd.
10.250%, due 05/15/16(1),(2)	1,020,000	1,032,750

10.750%, due 05/15/19(1),(2)	450,000	462,938

		2,170,688

Packaging & containers—3.08%
Exopack Holding Corp.
11.250%, due 02/01/14(2)	4,000,000	3,205,000

Paper/forest products—12.25%
Boise Cascade LLC
7.125%, due 10/15/14(2)	385,000	185,762

15

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2009

	Face
Security description	amount	Value

Corporate bonds—(continued)

Paper/forest products—(concluded)
Cellu Tissue Holdings, Inc.
9.750%, due 03/15/10(2)	$5,000,000	$5,000,000

11.500%, due 06/01/14(1)	3,000,000	2,932,500

Domtar Corp.
7.875%, due 10/15/11	675,000	601,594

Newpage Corp.
10.000%, due 05/01/12(2)	2,000,000	1,120,000

12.000%, due 05/01/13(2)	1,000,000	327,500

Verso Paper Holdings LLC
9.125%, due 08/01/14(2)	685,000	407,575

11.375%, due 08/01/16(2)	5,250,000	2,152,500

		12,727,431

Real estate development & management—0.29%
Realogy Corp.
10.500%, due 04/15/14(2)	400,000	147,000

12.375%, due 04/15/15(2)	625,000	156,250

		303,250

Retail-department—0.98%
Macy’s Retail Holdings, Inc.
6.375%, due 03/15/37(2)	1,000,000	714,213

7.450%, due 07/15/17(2)	350,000	299,902

		1,014,115

Retail-restaurants—1.34%
Landry’s Restaurant, Inc.
14.000%, due 08/15/11(1),(2)	1,500,000	1,395,000

Retail-specialty—0.82%
GameStop Corp.
8.000%, due 10/01/12(2)	850,000	853,188

Technology-software—5.14%
First Data Corp.
9.875%, due 09/24/15(2)	1,025,000	697,000

9.875%, due 09/24/15(1),(2)	1,500,000	1,020,000

Sungard Data Systems, Inc.
10.250%, due 08/15/15(2)	4,000,000	3,630,000

		5,347,000

16

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2009

	Face
Security description	amount	Value

Corporate bonds—(concluded)

Telecom-internet & data—0.88%
Qwest Communications International, Series B
7.500%, due 02/15/14(2)	$1,000,000	$920,000

Telecom-wireless—3.27%
Cricket Communications I
10.000%, due 07/15/15(1),(2)	265,000	267,650

MetroPCS Wireless, Inc.
9.250%, due 11/01/14(1),(2)	50,000	50,000

Nextel Communications,
Series D, 7.375%, due 08/01/15(2)	1,500,000	1,188,750

Series E, 6.875%, due 10/31/13(2)	250,000	208,125

Sprint Capital Corp.
8.750%, due 03/15/32(2)	800,000	632,000

Wind Acquisition Finance SA
10.750%, due 12/01/15(1),(2)	1,000,000	1,050,000

		3,396,525

Telecom-wirelines—3.26%
Citizens Communications
9.000%, due 08/15/31(2)	4,020,000	3,391,875

Utilities-other—1.28%
Dynegy Holdings, Inc.
7.500%, due 06/01/15(2)	1,100,000	885,500

7.625%, due 10/15/26(2)	750,000	446,250

		1,331,750

Total corporate bonds (cost—$157,334,520)		125,707,845

	Number of
	shares/units

Common stocks*—0.51%

Consumer services—0.00%
NCI Holdings, Inc.(6),(10)	5,456	0

Energy-refining & marketing—0.00%
Orion Refining Corp.(6),(10)	1,253	0

17

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2009

	Number of
Security description	shares/units	Value

Common stocks*—(concluded)

Media-publishing—0.00%
American Media, Inc.(6),(10)	43,038	$0

Vertis Holdings, Inc.(6),(10)	109,870	0

		0

Paper/forest products—0.48%
Ainsworth Lumber Co. Ltd.(2)	351,057	498,409

Retail-restaurants—0.00%
American Restaurant Group, Inc.(6),(10)	129	0

Buffets Restaurants Holdings, Inc.(6),(10)	8,602	0

		0

Technology-software—0.01%
Knology, Inc.(2)	693	5,544

Telecom-wireless—0.02%
American Tower Corp., Class A(2)	636	20,270

Telecom-wirelines—0.00%
XO Holdings, Inc.(2)	1,052	326

Total common stocks (cost—$10,963,569)		524,549

Preferred stock—0.24%

Finance-noncaptive diversified—0.24%
Preferred Blocker, Inc.(1),(2),(11) (cost—$120,000)	600	253,069

Other equity security*—0.00%

Media-cable—0.00%
Adelphia Contingent Value Vehicle(6),(10),(12) (cost—$0)	2,000,000	0

	Number of
	warrants

Warrants*—0.00%

Building materials—0.00%
Dayton Superior Corp., strike @ $0.01, expires 06/15/09(6),(8),(10)	2,500	0

Retail-restaurants—0.00%
Buffets Restaurant Holdings, Inc., strike @ $22.71,
expires 04/28/14(6),(10)	3,800	0

18

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2009

	Number of
Security description	warrants	Value

Warrants*—(concluded)

Telecom-wirelines—0.00%
XO Holdings, Inc.,
Series A, strike @ $6.25, expires 01/16/10(2)	2,105	$12

Series B, strike @ $7.50, expires 01/16/10(2)	1,578	2

Series C, strike @ $10.00, expires 01/16/10(2)	1,578	2

		16

Total warrants (cost—$46,550)		16

	Face
	amount

Repurchase agreement—1.12%

Repurchase agreement dated 05/29/09 with State Street Bank &
Trust Co., 0.010% due 06/01/09, collateralized by $653,754
Federal Home Loan Mortgage Corp. obligations, 1.268% to
2.875% due 04/30/10 to 04/01/11, $489,224 Federal National
Mortgage Association obligations, 3.250% to 3.625% due
08/12/10 to 08/15/11 and $11,872 US Treasury Bills, zero
coupon due 07/02/09 to 08/13/09; (value—$1,187,364);
proceeds: $1,164,001 (cost—$1,164,000)	$1,164,000	1,164,000

Total investments (cost—$169,628,639)—122.83%		127,649,479

Liabilities in excess of other assets—(22.83)%		(23,727,169)

Net assets—100.00%		$103,922,310

Aggregate cost for federal income tax purposes was $170,135,268; and net unrealized depreciation consisted of:

Gross unrealized appreciation		$62,203,079

Gross unrealized depreciation		(104,688,868)

Net unrealized depreciation		$(42,485,789)

*	Non-income producing security.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 28.09% of net assets as of May 31, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)	Entire or partial amount pledged as collateral for bank loan.
(3)	Variable rate security. The interest rate shown is the current rate as of May 31, 2009, and resets periodically.
(4)	Perpetual bond security. The maturity date reflects next call date.
(5)	Floating rate security. The interest rate shown is the current rate as of May 31, 2009.
(6)	Illiquid securities representing 1.01% of net assets as of May 31, 2009.

19

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2009

(7)	Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
(8)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.00% of net assets as of May 31, 2009, are considered illiquid and restricted. (See table below for more information).

			Acquisition
			cost as a		Value as a
	Acquisition	Acquisition	percentage	Value at	percentage
Restricted security	date	cost	of net assets	05/31/09	of net assets

Dayton Superior
Corp., warrants,
expiring 06/15/09	06/09/00	$46,550	0.04%	$0	0.00%

Hollinger, Inc.
12.875%, 03/01/11	03/05/03	1,022,041	0.98	0	0.00

American Media
Operations
9.000%, 05/01/13	02/02/09**	217,414	0.21	111,313	0.11

American Media
Operations
14.000%, 11/01/13	02/02/09**	2,262,028	2.18	927,348	0.89

		$3,548,033	3.41%	$1,038,661	1.00%

**	These securities were acquired through a corporate action in exchange for other securities that had previously been held in the Fund’s portfolio. The receipt of the new securities occurred on 02/02/09, noted in the table as the acquisition date.
(9)	Bond interest in default.
(10)	Security is being fair valued by a valuation committee under the direction of the board of directors.
(11)	Cumulative preferred stock. The next call date is December 31, 2011.
(12)	Represents contingent value vehicle (“CVV”) obligations. The CVV obligations represent units in a trust that was formed pursuant to a Plan of Reorganization of Adelphia Communications Corporation to hold certain litigation claims against Adelphia’s third party lenders, accountants, and other parties.
GMAC	General Motors Acceptance Corporation
MTN	Medium Term Note

20

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2009

The following is a summary of the fair valuations according to the inputs used as of May 31, 2009 in valuing the Fund’s investments:

	Quoted prices in	Significant
	active markets	other
	for identical	observable	Unobservable
	investments	inputs	inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Investments,
at value	$524,565	$127,114,006	$10,908	$127,649,479

The following is a rollforward of the Fund’s investments that used unobservable inputs (Level 3) during the year ended May 31, 2009:

Investments, at value

Beginning balance at 05/31/08	$48,750

Net purchases/(sales)	128,974

Accrued discounts/(premiums)	6,759

Total realized gain/(loss)	(2,051,353)

Total unrealized appreciation/(depreciation)	(1,345,972)

Net transfers in/(out) of Level 3	3,223,750

Ending balance at 05/31/09	$10,908

The change in unrealized appreciation/(depreciation) relating to Level 3 investments held at May 31, 2009 was $(1,345,972).

Issuer breakdown by country of origin (unaudited)

Percentage of total investments

United States	95.8%

Canada	1.6

Liberia	1.3

Italy	0.8

United Kingdom	0.3

Australia	0.2

Total	100.0%

See accompanying notes to financial statements

21

Managed High Yield Plus Fund Inc.

Statement of assets and liabilities—May 31, 2009

Assets:
Investments in securities, at value (cost—$169,628,639)	$127,649,479

Cash	435

Receivable for investments sold	4,501,046

Receivable for interest	3,983,284

Other assets	38,891

Total assets	136,173,135

Liabilities:
Payable for bank loan	28,000,000

Payable for investments purchased	3,867,165

Payable for interest on bank loan	161,079

Payable to investment manager and administrator	74,790

Accrued expenses and other liabilities	147,791

Total liabilities	32,250,825

Net assets:
Capital stock—$0.001 par value; 200,000,000 shares
authorized; 61,308,650 shares issued and outstanding	553,883,883

Accumulated undistributed net investment income	100,009

Accumulated net realized loss from investment activities	(408,082,422)

Net unrealized depreciation of investments	(41,979,160)

Net assets	$103,922,310

Net asset value per share	$1.70

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of operations

For the
year ended
May 31, 2009

Investment income:
Interest and other income	$23,775,838

Dividends	16,284

23,792,122

Expenses:
Interest expense, loan commitment and other loan fees	2,916,550

Investment management and administration fees	1,342,988

Professional fees	149,110

Reports and notices to shareholders	78,676

Custody and accounting fees	57,332

Stock exchange listing fees	52,622

Directors’ fees	17,238

Transfer agency fees	13,225

Insurance fees	6,245

Other expenses	15,649

4,649,635

Net investment income	19,142,487

Net realized and unrealized gains (losses) from investment activities:
Net realized loss from investments	(133,885,681)

Net change in unrealized appreciation/depreciation of investments	13,893,758

Net realized and unrealized loss from investment activities	(119,991,923)

Net decrease in net assets resulting from operations	$(100,849,436)

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of changes in net assets

	For the years ended May 31,

	2009	2008

From operations:
Net investment income	$19,142,487	$29,323,520

Net realized losses from investments	(133,885,681)	(12,868,727)

Net change in unrealized appreciation/depreciation of investments	13,893,758	(61,661,496)

Net decrease in net assets resulting from operations	(100,849,436)	(45,206,703)

Dividends to shareholders from:
Net investment income	(21,282,636)	(29,319,540)

Capital stock transactions:
Proceeds from shares issued through dividends reinvested	156,755	1,087,795

Net decrease in net assets	(121,975,317)	(73,438,448)

Net assets:
Beginning of year	225,897,627	299,336,075

End of year	$103,922,310	$225,897,627

Accumulated undistributed net investment income	$100,009	$2,239,953

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of cash flows

For the
year ended
May 31, 2009

Cash flows provided from (used for) operating activities:
Interest and dividends received	$27,164,815

Operating expenses paid	(1,879,869)

Sale of short-term portfolio investments, net	21,569,000

Purchase of long-term portfolio investments	(62,258,869)

Sale of long-term portfolio investments	115,338,668

Net cash provided from operating activities	99,933,745

Cash flows used for financing activities:
Dividends paid to shareholders	(21,125,881)

Paydown of bank loan	(75,750,000)

Interest paid	(3,057,865)

Net cash used for financing activities	(99,933,746)

Net decrease in cash	(1)

Cash at beginning of year	436

Cash at end of year	$435

Reconciliation of net decrease in net assets resulting from
operations to net cash provided from operating activities:
Net decrease in net assets resulting from operations	$(100,849,436)

Accretion of bond discount, net	(630,258)

Interest expense, loan commitment and other loan fees	2,916,550

Decrease in investments, at cost	209,144,353

Decrease in unrealized depreciation of investments	(13,893,758)

Increase in receivable for investments sold	(4,501,046)

Decrease in receivable for interest	4,026,959

Decrease in other assets	1,813

Increase in payable for investments purchased	3,867,165

Decrease in payable to investment manager and administrator	(121,729)

Decrease in accrued expenses and other liabilities	(26,868)

Net cash provided from operating activities	$99,933,745

Non-cash financing transactions:
Reinvestment of dividends	$156,755

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the years ended May 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of year	$3.69	$4.91	$4.82	$4.87	$5.02

Net investment income	0.31 (1)	0.48 (1)	0.53 (1)	0.57	0.61

Net realized and unrealized gains (losses) from investment activities	(1.95)	(1.22)	0.06	(0.05)	(0.11)

Net increase (decrease) from operations	(1.64)	(0.74)	0.59	0.52	0.50

Dividends from net investment income	(0.35)	(0.48)	(0.50)	(0.57)	(0.65)

Net asset value, end of year	$1.70	$3.69	$4.91	$4.82	$4.87

Market price, end of year	$1.52	$3.60	$5.14	$4.78	$5.10

Total net asset value return(2)	(45.30)%	(15.41)%	12.93%	11.16%	9.86%

Total market price return(3)	(49.17)%	(21.02)%	19.13%	5.26%	5.99%

Ratios/supplemental data:
Net assets, end of year (000’s)	$103,922	$225,898	$299,336	$291,175	$291,990

Expenses to average net assets, including interest expense	3.46%	3.79%	3.88%	3.41%	2.37%

Expenses to average net assets, excluding interest expense	1.29%	1.25%	1.20%	1.24%	1.22%

Net investment income to average net assets	14.24%	11.59%	10.88%	11.76%	11.89%

Portfolio turnover	37%	29%	46%	40%	44%

Asset coverage(4)	$4,712	$3,177	$3,205	$3,069	$3,078

(1)	Calculated using the average shares method.
(2)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends at the net asset value on the payable dates. Total return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at the net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the sale of Fund shares.
(3)	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the sale of Fund shares.
(4)	Per $1,000 of bank loans outstanding.

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Notes to financial statements

Organization and significant accounting policies
Managed High Yield Plus Fund Inc. (the “Fund”) was incorporated in Maryland on April 24, 1998, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified management investment company. The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc.

Managed High Yield Plus Fund Inc.

Notes to financial statements

(“UBS Global AM”), the investment manager and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the New York Stock Exchange (“NYSE”), which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

On June 1, 2008, the Fund adopted the Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the value of investments.

Managed High Yield Plus Fund Inc.

Notes to financial statements

In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 rollforward have been included near the end of the Portfolio of investments.

In April 2009, the FASB issued FASB Staff Position No. 157-4. “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Frequently, these securities generally may be resold

Managed High Yield Plus Fund Inc.

Notes to financial statements

in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s “Portfolio of investments.”

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (“ex-date”). Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region. In addition, the Fund’s use of leverage creates greater volatility in the Fund’s net asset value and market price of its shares.

Investment manager and administrator
The board has approved an investment management and administration contract (“Management Contract”) with UBS Global AM, under which UBS Global AM serves as investment manager and administrator of the Fund. In accordance with the Management Contract, the Fund pays UBS Global AM an investment management and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.70% of the Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage.

Managed High Yield Plus Fund Inc.

Notes to financial statements

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended May 31, 2009, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $3,913,383.

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Borrowings
The Fund has a committed credit facility (the “Facility”) pursuant to which the Fund was able to borrow up to $175 million during the period June 1, 2008 through October 31, 2008. Effective November 1, 2008, the Fund reduced the amount committed under the Facility to $80 million. Under the terms of the Facility, the Fund borrows at prevailing commercial paper rates in effect at the time of borrowing plus facility and administrative fees. In addition, the Fund pays a liquidity fee on the entire amount of the Facility. The Fund may borrow up to 33 1/3% of its total assets up to the committed amount. In accordance with the terms of the Facility, the Fund has pledged assets in the amount of $108,899,121 on May 31, 2009 as collateral for the Facility.

For the year ended May 31, 2009, the Fund borrowed a daily average balance of $56,460,959 at a weighted average borrowing cost of approximately 5.095%.

Purchases and sales of securities
For the year ended May 31, 2009, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $66,126,034 and $119,859,446, respectively.

Managed High Yield Plus Fund Inc.

Notes to financial statements

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. If the Fund does not distribute substantially all of its net investment income, net realized capital gains and certain other amounts, if any, during the calendar year, the Fund may be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended May 31, 2009 and May 31, 2008 were as follows:

Distributions paid from:	2009	2008

Ordinary Income	$21,282,636	$29,319,540

At May 31, 2009, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$100,009

Accumulated realized capital and other losses	(407,575,793)

Net unrealized depreciation of investments	(42,485,789)

Total accumulated deficit	$(449,961,573)

At May 31, 2009, the Fund had a net capital loss carryforward of $306,785,178. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows:

2010	$71,854,329

2011	95,911,016

2012	27,212,620

2013	13,297,624

2014	30,452,277

2015	15,905,876

2016	8,278,105

2017	43,873,331

Total	$306,785,178

To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. During the current fiscal year, $71,221,921 of capital loss carryforwards expired unutilized. Also, in accordance with US Treasury regulations, the Fund has elected to

Managed High Yield Plus Fund Inc.

Notes to financial statements

defer $100,790,615 of net realized capital losses arising after October 31, 2008. Such losses are treated for tax purposes as arising on June 1, 2009.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended May 31, 2009, the Fund’s undistributed net investment income was increased $205, accumulated net realized loss from investments was decreased $71,221,921 and paid-in-capital was decreased $71,222,126. These differences are primarily due to expiration of capital loss carryforwards and non-deductible expenses.

As of and during the year ended May 31, 2009, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the year, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended May 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Capital stock
There are 200,000,000 shares of $0.001 par value capital stock authorized and 61,308,650 shares outstanding at May 31, 2009. Transactions in shares of common stock were as follows:

	Shares	Amount

For the year ended May 31, 2009:
Shares issued through Dividend Reinvestment Plan	92,899	$156,755

For the year ended May 31, 2008:
Shares issued through Dividend Reinvestment Plan	267,932	$1,087,795

Subsequent events
Effective August 1, 2009, UBS Global AM has voluntarily agreed to waive a portion of the management and administration fees that it receives under the Management Contract through July 31, 2010, so as not to exceed the annual rate of 0.55% of the Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage. Other than the above, there were no other material subsequent events that occurred between the date of the Statement of assets and liabilities through the date of issuance of the report that required disclosure in the financial statements.

Managed High Yield Plus Fund Inc.

Report of Ernst &Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders
Managed High Yield Plus Fund Inc.

We have audited the accompanying statement of assets and liabilities of Managed High Yield Plus Fund Inc. (the “Fund”), including the portfolio of investments, as of May 31, 2009, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed High Yield Plus Fund Inc. at May 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
July 27, 2009

Managed High Yield Plus Fund Inc.

General information (unaudited)

The Fund
Managed High Yield Plus Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. The Fund’s NYSE trading symbol is “HYF”. Comparative net asset value and market price information about the Fund is available weekly in various publications. The Fund’s investment manager and administrator is UBS Global Asset Management (Americas) Inc., an indirect wholly owned asset management subsidiary of UBS AG.

Portfolio manager change
Shu-Yang Tan, CFA, assumed day-to-day portfolio management responsibilities for the Fund, effective October 17, 2008. He replaced Tom Haag, formerly Senior Portfolio Manager—US High Yield at UBS Global AM, which serves as the Fund’s investment manager and administrator. Mr. Tan had most recently served as the Head of High Yield Research at UBS Global AM and has been with that firm since 1995. He is a long-standing member of the team that has been involved in the management of the Fund. Mr. Tan previously served as the portfolio manager for the Fund.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filling has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Managed High Yield Plus Fund Inc.

General information (unaudited)

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc., or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

The transfer agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as “dividends”) payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The transfer agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere (“open-market purchases”). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share, plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95%

Managed High Yield Plus Fund Inc.

General information (unaudited)

of the then current market price per share) on the date the shares were issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. The number of outstanding shares purchased with each distribution for a particular shareholder equals the result obtained by dividing the amount of the distribution payable to that shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis, but in no event more than 30 days after the dividend payment date (the “last purchase date”), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten to fifteen business days. If, before the transfer agent has completed its open-market purchases, the market price of a share, plus estimated brokerage commissions, exceeds the net asset value per share, the average per share purchase price paid by the transfer agent may exceed the Fund’s net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the transfer agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the transfer agent in non-certificated form in the name of the participant,

Managed High Yield Plus Fund Inc.

General information (unaudited)

and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of shares in connection with the reinvestment of dividends. The automatic reinvestment of dividends in shares does not relieve participants of any income tax that may be payable on such dividends.

Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient shares available in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Global Investment Servicing, P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

(This page has been left blank intentionally)

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Each director serves until the next annual meeting of shareholders and until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Officers are appointed by the directors and serve at the pleasure of the Board.

The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and is being mailed to shareholders concurrently with this annual report.

Interested Director

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Meyer Feldberg;†† 67 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Director	Since 1998	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of 29 investment companies (consisting of 61 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Independent Directors

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Richard Q. Armstrong; 74 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1998 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

Alan S. Bernikow; 68 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 62 McLarty Associates 900 17th Street, N.W. Washington, DC 20006	Director	Since 1998	Mr. Burt is a senior advisor to McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc.(international information and risk management firm).

Bernard H. Garil; 69 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Armstrong is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Mr. Burt is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and IGT, Inc. (provides technology to gaming and wagering industry).

Mr. Garil is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Independent Directors (concluded)

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Heather R. Higgins; 49 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2006	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (since January 2009), on which she had previously served from 2001–2007 (executive committee).

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Ms. Higgins is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	fund	time served	serves as officer

Joseph Allessie*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively,“ UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 43	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	fund	time served	serves as officer

Michael J. Flook*; 44	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 51	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global Asset Management—Americas region (from July 2001 to July 2004). He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	fund	time served	serves as officer

Joanne M. Kilkeary*; 41	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 38	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	fund	time served	serves as officer

Steven J. LeMire*; 39	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc.(from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 47	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at JPMorgan Investment Management (from 1999–2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	fund	time served	serves as officer

Nancy Osborn*; 43	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	fund	time served	serves as officer

Andrew Shoup*; 52	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since December 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	fund	time served	serves as officer

Kai R. Sotorp**; 50	President	Since 2006	Mr. Sotorp is Head—Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Mr. Sotorp is a director and president of UBS AM Holdings (USA) Inc. (since 2004). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; Head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 21 investment companies (consisting of 104 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (concluded)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	fund	time served	serves as officer

Keith A. Weller*; 47	Vice President and Assistant Secretary	Since 1998	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Each director holds office until the next annual meeting of shareholders and until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each director who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age, unless the Fund’s board, including a majority of its Independent Directors, determines to grant a waiver of the retirement policy with respect to a specified individual for a set period of time. The retirement policy has been waived with respect to Mr. Armstrong, the Chairman of the Board, until 2011. Officers are appointed by the directors and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

Managed High Yield Plus Fund Inc.

New York Stock Exchange certifications (unaudited)

Managed High Yield Plus Fund Inc. (the “Fund”) is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s president and treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund’s 2008 annual meeting of shareholders, it filed a certification with the NYSE on October 14, 2008 stating that its president was unaware of any violation of the NYSE’s corporate governance listing standards.

(This page has been left blank intentionally)

N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice
This privacy notice is not a part of the shareholder report.

UBS family of funds privacy notice

This notice describes the privacy policy of the UBS family of funds, the UBS PACE Funds and all closed-end funds managed, advised or sub-advised by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information which is obtained from applications may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries (“Personal Information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information.

The Funds may share Personal Information described above with their affiliates, including UBS Financial Services Inc. and UBS AG, for marketing and other business purposes, such as to facilitate the servicing of accounts.

The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may also disclose Personal Information to regulatory authorities as required by applicable law.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them.

The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer
Mark F. Kemper
Vice President and Secretary

Investment Manager and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

© 2009 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended May 31, 2009 and May 31, 2008, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $56,200 and $53,500, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended May 31, 2009 and May 31, 2008, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $23,523 and $3,667, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2008 and 2007 semiannual financial statements, (2) review of the consolidated 2007 and 2006 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews and (3) agreed upon procedures for a revolving line of credit for the registrant’s fiscal year ended May 31, 2008.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended May 31, 2009 and May 31, 2008, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $16,475 and $15,950, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended May 31, 2009 and May 31, 2008, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 - with revisions through July 2008)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

....

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2009 and May 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2009 and May 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2009 and May 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2009 and May 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2009 and May 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2009 and May 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended May 31, 2009, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended May 31, 2009 and May 31, 2008, the aggregate fees billed by E&Y of $171,998 and $224,526, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2009	2008
Covered Services	$ 39,998	$ 19,617
Non-Covered Services	132,000	204,909

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1)	Name – Shu-Yang Tan is the registrant’s portfolio manager
		Title – Executive Director and Senior Portfolio Manager of UBS Global AM, the registrant’s investment advisor.
		Length of Service – Since October 17, 2008.

Business Experience Last 5 Years – Mr. Tan is an Executive Director and Senior Portfolio Manager (since October 2008) of UBS Global AM. He is primarily responsible for actively managing portfolios of US high-yield corporate bonds. Mr. Tan had served as Head of High Yield Research at UBS Global AM in 2007 and 2008 (until mid-October) and has been with that firm since 1995. He is a long-standing member of the team that has been involved in the management of the registrant. Mr. Tan previously served as the portfolio manager for the registrant.

	Information in 8(a)(1) is as of July 30, 2009.

(a)	(2)	(i) Mr. Tan is primarily responsible for the day-to-day management of other accounts. Further information is provided below.

(a)	(2)	(ii) (A) Registered Investment Companies

	The portfolio manager is responsible for 4 additional Registered Management Investment Companies and manages $611,372,911 in total assets within this category.

(a)	(2)	(ii) (B) Other Pooled Investment Vehicles

	The portfolio manager is responsible for 6 Other Pooled Investment Vehicles having $765,991,811 in total assets.

(a)	(2)	(ii) (C) Other accounts

	The portfolio manager is responsible for 6 other accounts totaling $89,041,148 in total assets.

(a)	(2)	(iii) Accounts with respect to which an advisory fee is based on the performance of the account.

	None

(a)	(2)	(iv) Conflicts.

The management of the registrant and other accounts by a portfolio manager could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the registrant. The portfolio manager and his team manage the registrant and other accounts utilizing an approach that groups similar accounts by characteristics and objectives. UBS Global AM manages accounts according to their respective objectives, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.

	(Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of May 31, 2009.)

(a)	(3)	Compensation.

The compensation received by the portfolio managers at UBS Global AM, including the Funds’ portfolio manager, includes a fixed component, a variable cash compensation component and a variable equity component, as detailed below. UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, risk measured, performance-oriented culture. Overall compensation can be grouped into three categories:

•	A fixed component - base salary and benefit - reflecting an individual’s skills and experience,

•	Variable cash compensation, which is determined annually on a discretionary basis and is correlated with the performance of UBS, UBS Global AM, the respect asset class, investment strategy, function and an individual’s (financial and non-financial) contribution to UBS Global AM’s results, and

•	A variable equity component that reinforces the critical importance of creating long-term business value whilst serving as an effective retention tool as shares typically vest over a number of years.

UBS Global AM strongly believes that tying portfolio managers’ variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the investment professionals’ interests with those of the firm’s clients. The total variable compensation available will depend on the firm’s overall profitability. The allocation of the variable compensation pool to each portfolio manager in Equities and Fixed Income is based on an equal weighting of their investment performance (relative to a suitable index benchmark, here, for Mr. Tan, the Merrill Lynch US High Yield Cash Pay Constrained Index) over one, two and three year periods to the latest year end. This has the effect of putting greater emphasis on the most recent year, while keeping the longer-term in focus. In Global Investment Solutions (GIS), a similar method is applied but over a five year timescale.

UBS is committed to the principle of employee share ownership, believing accountability for decisions and actions is encouraged through equity-based awards that vest and/or become unrestricted over time. Positions with a large scope of responsibility and a significant potential impact on the firm have higher equity exposure. UBS also has stringent share ownership requirements for senior executives.

A number of equity ownership plans are available to UBS employees, which vary by rank, performance and location. These plan rules may be amended from time to time in all or some jurisdictions. Some of these plans include:

Equity Plus Plan (Equity Plus): Equity Plus is a voluntary plan that provides employees with an opportunity to purchase UBS shares at fair market value and generally receive, at no additional cost, two UBS options for each share purchased, up to a maximum annual limit. Shares purchased under Equity Plus are restricted from sale for two years from the date of purchase and the options are forfeitable in certain circumstances. The options have a strike price equal to the fair market value of a UBS share on the date the option is granted, a two-year vesting period and generally expire ten years from the date of grant.

Equity Ownership Plan (EOP): Selected employees receive between 10% and 45% of their annual performance-related compensation in UBS shares or notional shares instead of cash on a mandatory basis. A small proportion of EOP awards is granted over Alternative Investment Vehicles (AIVs) to reflect the performance of certain funds. EOP awards generally vest in one-third increments over a three year vesting period and are forfeitable in certain circumstances.

Key Employee Stock Appreciation Rights Plan (KESAP) and Key Employee Stock Option Plan (KESOP): Key and high potential employees are granted discretionary UBS options or stock appreciation rights with a strike price not less than the fair market value of a UBS share on the date the option or stock appreciation right is granted. The options or stock appreciation rights have a three-year vesting period, are forfeitable in certain circumstances and generally expire ten years from the date of grant.

(Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of May 31, 2009.)

(a)	(4)	Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of May 31, 2009.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed High Yield Plus Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	July 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	July 30, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	July 30, 2009